Exhibit 99.3

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Portfolio Assessment

Physical Characteristics and Market Analysis

As of June 30, 2003

Certain statements in this presentation that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: changes in the global political environment; national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which discuss these and other factors that could adversely affect the Company’s results.

Portfolio Assessment
Physical Characteristics and Market Analysis	As of June 30, 2003

PORTFOLIO BREAKDOWN

	NUMBER OF PROPERTIES	GLA (SF)
Community and Neighborhood Shopping Centers	355	49,858,542
Joint Venture Projects(1),(2)	18	3,212,086
TOTAL SHOPPING CENTERS	373	53,070,628
Single Tenant Properties(2)	20	589,234
Enclosed Malls / Specialty Retail Properties(2),(3)	5	2,031,310
Miscellaneous Properties(2)	7	34,760

TOTAL	405	55,725,932

PORTFOLIO BY NUMBER OF PROPERTIES

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PORTFOLIO BY PERCENT OF GLA

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PORTFOLIO BY PERCENT OF NOI(4)

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(1)               All projects are community and neighborhood shopping centers.  Includes 100 percent of the property GLA, not pro rata share.

(2)               The remainder of this analysis does not include information on these properties.

(3)               Includes expected GLA when redevelopment is complete for The Mall at 163rd Street.

(4)               Excludes joint venture projects.

TYPES OF SHOPPING CENTERS(1)

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA	AVERAGE SHOPPING CENTER SIZE (SF)
COMMUNITY SHOPPING CENTERS	190	72.3%	189,610
Grocery-anchored	110	42.5%	192,591
Non-grocery anchored(2)	75	28.1%	186,836
Non-anchored(3)	5	1.7%	165,635

NEIGHBORHOOD SHOPPING CENTERS	165	27.7%	83,835
Grocery-anchored	110	20.2%	91,390
Non-grocery anchored(2)	40	5.7%	71,515
Non-anchored	15	1.8%	61,279

TOTAL	355	100.0%	140,447

•                       220 properties, accounting for approximately 63 percent of New Plan’s GLA, are grocery-anchored.

•                       115 properties, accounting for approximately 34 percent of New Plan’s GLA, are non-grocery anchored.

•                       20 properties, accounting for approximately 4 percent of New Plan’s GLA, are non-anchored.

(1)     According to the ICSC: “Neighborhood shopping centers provide convenience shopping for the day-to-day needs of consumers in the immediate neighborhood. These centers are typically anchored by a grocery and average 30,000 to 150,000 square feet. Community shopping centers typically offer a wider range of apparel and other soft goods than the neighborhood shopping center does.  Among the more common anchors are grocers, super drugstores and discount department stores.   These centers average 100,000 to 350,000 square feet.”

(2)     The non-grocery anchor is either a major discount store, a tenant with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet or a tenant with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet, or a tenant with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(3)     Two of the five properties are currently classified as redevelopment properties.

SHOPPING CENTERS REDEVELOPED(1)

PERIOD OF MOST RECENT REDEVELOPMENT	NUMBER OF SHOPPING CENTERS REDEVELOPED	PERCENT OF SHOPPING CENTERS
2000 - Present	69	19.4%
1995 - 1999	77	21.7%
1990 - 1994	38	10.7%

TOTAL	184	51.8%

•                       Approximately 52 percent of New Plan’s shopping centers were redeveloped in 1990 or later.

•                       Approximately 70 percent of New Plan’s shopping centers were redeveloped or built in 1990 or later.

EFFECTIVE AGE BY REGION(2)

REGION	MEDIAN AGE (YEARS)	AVERAGE AGE (YEARS)
Western	8	9
Midwest	11	11
Southwest	7	11
Northeast	11	13
Southeast	11	11
Florida	8	7

OVERALL	9	11

EFFECTIVE AGE CHARACTERISTICS

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(1)     Property is considered redeveloped if significant building improvements are made or GLA is expanded and the investment is expected to have a significant favorable impact on marketability.

(2)     Effective age is calculated based on the year of the most recent redevelopment of the property or by year built if no redevelopment has occurred.

GROCERY-ANCHORED SHOPPING CENTERS SUMMARY STATISTICS

GROCER MARKET SHARERANKINGS(1)

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GROCER SALES PER SF(2)

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GROCER RENT TO SALES

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NUMBER OF SHOPPING CENTERS WITH WAL-MART SUPERCENTER IN MARKET AREA(3)

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(1)     Specialty grocers do not compete directly with mainstream grocers in each market due to niche focus.  Grocers classified as Other may be #1, #2 or #3 in their immediate neighborhood area, but have a lesser rank when calculated utilizing published market share reports.

(2)     Grocer sales per square foot includes only properties reporting sales data for 2002 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

(3)     Market area is defined as 5 miles for shopping centers located in the top 25 MSAs / CMSAs; 10 miles for shopping centers located in non-top 25 MSAs / CMSAs; and 20 miles for shopping centers located in non-metropolitan markets.

Source: 2003 Market Scope by Trade Dimensions, 2003 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: 70th Annual Report of the Grocery Industry by Progressive Grocer, April 2003.

Source: U.S. Bureau of Economic Analysis.

GROCER CONCENTRATION

Grocer	NUMBER OF STORES	TOTAL GLA (SF)	Credit Rating
The Kroger Co.(1)	42	2,244,849	Baa3 / BBB
Ahold USA(2)	17	859,345	B1 / B+
Winn-Dixie Stores(3)	17	747,755	Ba2 / BB+
Delhaize America(4)	17	569,742	Ba1 / BB+
Publix Super Markets(5)	12	541,684	NR
Albertsons(6)	7	381,575	Baa1 / BBB
The Great Atlantic & Pacific Tea Company(7)	7	293,445	B3 / B+
Brookshire’s(8)	5	289,718	NR
H-E-B	6	235,214	NR
D&W Food Center	4	177,600	NR
Safeway(9)	3	174,400	Baa2 / BBB
Minyard Food Stores(10)	5	164,951	NR
VG’S Food	3	157,638	NR
SuperValu(11)	3	146,128	NR
The Penn Traffic Company(12)	3	136,482	Ca / NR
Ingles	3	108,000	Ba3 / BB
Houchens Industries(13)	3	48,133	NR
Wal-Mart Supercenters	7	N/A	Aa2 / AA
Other (includes all grocers with < 3 stores)(14)	56	2,106,832	—

TOTAL	220	9,383,491

•                       Approximately 79 percent of New Plan grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market.

•                       The top five New Plan grocers by GLA account for approximately 53 percent of its total grocery GLA.

(1)     Includes King Soopers, Kroger, Ralphs and Smith’s.  Includes one operating Kroger subleased from Albertsons. Excludes GLA from non-owned Ralphs.

(2)     Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(3)     Includes Save Rite Grocery Warehouse and Winn-Dixie.  Excludes GLA from non-owned Winn-Dixie.

(4)     Includes Food Lion and Kash n’ Karry.

(5)     Includes 44,840 SF store scheduled to open in 2003 in Ft. Walton Beach, Florida.

(6)     Includes Acme, Albertsons, Jewel Osco and Max Foods.

(7)     Includes A&P, Farmer Jack and Super Fresh.  Excludes GLA from non-owned A&P.

(8)     Includes Brookshire’s and Super 1 Foods.

(9)     Includes Dominick’s and Randalls.

(10)   Includes Carnival Food Stores and Minyard Food Stores.

(11)   Includes Cub Foods and Save-A-Lot.

(12)   Includes P&C Foods and Quality Markets.

(13)   Includes Save-A-Lot.

(14)   Excludes GLA from non-owned Econofoods, SuperTarget and Trader Joe’s.

Includes only open and operating stores at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the Quarter Ended June 30, 2003.

Specialty grocers are accounted for within the top three grocers in their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus. NR denotes no rating.

Source: 2003 Market Scope by Trade Dimensions, 2003 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

SIZE OF GROCERY-ANCHORS(1)

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•                       The average grocer in the New Plan portfolio is 45,331 square feet, as compared with the Food Marketing Institute defined “typical” grocery size of 44,000 square feet.

COMPARATIVE GROCER SALES

	NUMBER OF NEW PLAN STORES	NEW PLAN AVERAGE		CHAIN-WIDE AVERAGE
		PER STORE	PER SF	PER STORE	PER SF
TOP FIVE GROCERS BY GLA

The Kroger Co.	42	$19,682,512	$474	$18,042,707	$454

Ahold USA	17	17,504,008	519	19,692,913	508

Winn-Dixie Stores	17	11,265,667	313	11,952,741	290

Delhaize America	17	8,984,701	351	10,195,848	337

Publix Super Markets	12	18,419,706	537	19,396,529	459

TOTAL GROCERS	220	$15,391,999	$448

•                       The 2002 average sales per square foot for New Plan’s top five grocers by GLA exceed their chain-wide average sales per square foot by an average of approximately 7 percent.

(1)     Excludes 13 shopping centers that are anchored by either a Wal-Mart Supercenter or non-owned grocer.

Grocer sales per square foot includes only properties reporting sales data for 2002 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.

Source: Food Marketing Institute Supermarket Facts, Industry Overview 2002.

Source: 70th Annual Report of the Grocery Industry by Progressive Grocer, April 2003.

REGIONAL DISTRIBUTION

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SUMMARY DEMOGRAPHICS

	1-MILE	3-MILE	5-MILE
Average Population Density (2002)	9,644	65,829	150,064
% Population Growth (2002 - 2007)	3.8%	4.4%	4.7%

Average Household Income (2002)	$53,979	$55,340	$56,344
Median Household Income (2002)	47,984	49,314	49,972
Per Capita Income (2002)	21,259	21,341	21,565

•                       New Plan’s properties encompass 32 states and its top five states by ABR (Texas, California, Florida, Ohio, Michigan) account for approximately 33 percent of the nation’s GDP.

REGIONAL DISTRIBUTION BY GLA

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REGIONAL DISTRIBUTION BY ABR

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Source: GeoVue, Inc. and Applied Graphics Solutions.

Source: U.S. Bureau of Economic Analysis.

SHOPPING CENTERS IN MSA / CMSA LOCATIONS(1)

MSA / CMSA POPULATION	TOTAL MSAs / CMSAs IN U.S.	TOTAL MSAs / CMSAs IN NEW PLAN PORTFOLIO	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTER GLA
5,000,000 Or Greater	9	9	60	19.2%
4,000,000 - 4,999,999	2	2	67	15.0%
3,000,000 - 3,999,999	3	2	8	2.7%
2,000,000 - 2,999,999	9	5	18	6.3%
1,000,000 - 1,999,999	27	18	45	12.7%
500,000 - 999,999	32	15	24	7.7%
250,000 - 499,999	65	23	40	11.5%
100,000 - 249,999	113	17	28	7.7%
50,000 - 99,999	20	3	3	0.9%
Non MSA / CMSA	—	—	62	16.4%

TOTAL	280	94	355	100.0%

•                       293 properties, accounting for approximately 84 percent of New Plan’s GLA, are located in MSAs / CMSAs.

•                       New Plan has a presence in 94 major metropolitan markets, including 19 of the top 25 MSAs / CMSAs.

•                       158 properties, accounting for approximately 45 percent of New Plan’s GLA, are located in the top 25 MSAs / CMSAs and 244 properties, accounting for approximately 70 percent of New Plan’s GLA, are located in the top 100 MSAs / CMSAs.

(1)     According to the U.S. Census Bureau “A Metropolitan Statistical Area (MSA) is a geographic entity defined by the federal Office of Management and Budget for use by federal statistical agencies, based on the concept of a core area with a large population nucleus, plus adjacent communities having a high degree of economic and social integration with that core. Qualification of an MSA requires the presence of a city with 50,000 or more inhabitants, or the presence of an Urbanized Area and a total population of at least 100,000 (75,000 in New England). The county or counties containing the largest city and surrounding densely settled territory are central counties of the MSA. Additional outlying counties qualify to be included in the MSA by meeting certain other criteria of metropolitan character, such as a specified minimum population density or percentage of the population that is urban. MSAs in New England are defined in terms of minor civil divisions, following rules concerning commuting and population density.  An area becomes a CMSA if it meets the requirements to qualify as a metropolitan statistical area, has a population of 1,000,000 or more, if component parts are recognized as primary metropolitan statistical areas (PMSAs), and local opinion favors the designation.  A PMSA consists of one or more counties (county subdivisions in New England) that have substantial commuting interchange.”

Source: U.S. Bureau of Economic Analysis.

GROCERY-ANCHORED SHOPPING CENTERS IN MSA / CMSA LOCATIONS(1)

			#1, #2 OR #3 GROCER MARKET SHARE RANKINGS
	NUMBER OF SHOPPING CENTERS	NUMBER OF GROCERY- ANCHORED SHOPPING CENTERS	NUMBER OF GROCERS	PERCENT OF GROCERY- ANCHORED SHOPPING CENTERS IN MARKET	PERCENT OF GROCERY-ANCHORED GLA IN MARKET
Major Markets(2)	158	96	72	75.0%	82.5%
Mid-Markets(3)	86	53	39	73.6%	74.1%
Smaller Markets(4)	111	71	62	87.3%	86.2%

TOTAL	355	220	173	78.6%	81.7%

•                       In the major markets, approximately 75 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market.

•                       In the mid-markets, approximately 74 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market.

•                       In the smaller markets, approximately 87 percent of New Plan’s grocery-anchored shopping centers are anchored by the #1, #2 or #3 grocer in their market.

(1)     According to the U.S. Census Bureau “A Metropolitan Statistical Area (MSA) is a geographic entity defined by the federal Office of Management and Budget for use by federal statistical agencies, based on the concept of a core area with a large population nucleus, plus adjacent communities having a high degree of economic and social integration with that core. Qualification of an MSA requires the presence of a city with 50,000 or more inhabitants, or the presence of an Urbanized Area and a total population of at least 100,000 (75,000 in New England). The county or counties containing the largest city and surrounding densely settled territory are central counties of the MSA. Additional outlying counties qualify to be included in the MSA by meeting certain other criteria of metropolitan character, such as a specified minimum population density or percentage of the population that is urban. MSAs in New England are defined in terms of minor civil divisions, following rules concerning commuting and population density.  An area becomes a CMSA if it meets the requirements to qualify as a metropolitan statistical area, has a population of 1,000,000 or more, if component parts are recognized as primary metropolitan statistical areas (PMSAs), and local opinion favors the designation.  A PMSA consists of one or more counties (county subdivisions in New England) that have substantial commuting interchange.”

(2)     MSAs / CMSAs ranked 1 -25.

(3)     MSAs / CMSAs ranked 26 -100.

(4)     MSAs / CMSAs ranked greater than 100 and non MSAs / CMSAs.

Specialty grocers are accounted for within the top three grocers in their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2003 Market Scope by Trade Dimensions, 2003 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: U.S. Bureau of Economic Analysis.

GLA DISTRIBUTION BY PROJECTED FIVE YEAR POPULATION CHANGE

PROJECTED TOTAL CHANGE IN POPULATION	PERCENT OF SHOPPING CENTER GLA
10.0% Or Greater Increase	14.4%
5.0% to 9.9%	30.5%
1.0% to 4.9%	29.3%
0.9% to -0.9%	10.8%
-1.0% to - 4.9%	14.3%
-5.0% to -9.9%	0.7%
-10.0% Or Greater Decrease	0.0%

TOTAL	100.0%

•                       Approximately 74 percent of New Plan’s GLA is in areas of projected population growth of one percent or greater.

•                       In addition, approximately 11 percent of New Plan’s GLA is in areas where stable population is forecast for the next five years.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

2002 MEDIAN HOUSEHOLD INCOMES OF NEW PLAN SHOPPING CENTERS VERSUS STATEWIDE MEDIAN HOUSEHOLD INCOMES

STATE		MEDIAN HOUSEHOLD INCOME OF NEW PLAN SHOPPING CENTERS	STATEWIDE MEDIAN HOUSEHOLD INCOME
1	Alabama	$37,882	$37,689
2	Arizona	49,628	43,428
3	Arkansas	45,309	35,709
4	California	58,212	49,712
5	Colorado	67,856	51,175
6	Florida	41,266	41,585
7	Georgia	47,338	45,892
8	Illinois	60,622	49,849
9	Indiana	45,156	45,183
10	Iowa	56,546	42,899
11	Kentucky	49,369	37,162
12	Louisiana	36,806	36,235
13	Maryland	61,990	63,124
14	Massachusetts	49,613	57,978
15	Michigan	65,273	48,020
16	Minnesota	62,310	51,458
17	Mississippi	35,335	34,725
18	Nevada	50,344	47,510
19	New Jersey	68,422	65,744
20	New Mexico	41,996	37,265
21	New York	46,232	46,261
22	North Carolina	38,163	42,418
23	Ohio	47,818	44,437
24	Pennsylvania	57,370	43,318
25	Rhode Island	65,244	45,483
26	South Carolina	57,481	40,469
27	Tennessee	40,312	39,691
28	Texas	51,323	44,290
29	Virginia	49,655	46,393
30	West Virginia	36,191	37,081
31	Wisconsin	55,514	54,711
32	Wyoming	43,596	41,236

	AVERAGE	$49,972	$45,254

•                       The average 2002 5-mile median household income for New Plan’s shopping centers at $49,972 exceeds the average median household income of $45,254 in the 32 states where the New Plan shopping centers are located.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

WAL-MART-ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE OCCUPANCY	AVERAGE POPULATION DENSITY	AVERAGE HOUSEHOLD INCOME
NUMBER OF WAL-MART-ANCHORED SHOPPING CENTERS	30	8.5%	94%	57,567	$49,900
SUPERCENTERS	7	2.0%	98%	27,036	45,268
DISCOUNT STORES	23	6.5%	93%	66,859	51,310
Grocery-anchored(1)	10
Non-grocery anchored(2)	6
Wal-Mart-anchored only	7

•                       Seven of New Plan’s 30 Wal-Mart anchors are Wal-Mart Supercenters.

•                       Of the 30 New Plan shopping centers anchored by Wal-Mart, 22 of the Wal-Mart anchors are owned by New Plan and leased to Wal-Mart.

•                       Of the 23 New Plan shopping centers anchored by Wal-Mart Discount Stores, ten are also anchored by a grocer (nine of which are the #1, #2 or #3 grocer in their market) and six are also anchored by another non-grocery anchor.

(1)     Includes two shopping centers with a Wal-Mart Supercenter in its market area.

(2)     Properties have a Wal-Mart anchor plus at least one additional non-grocery anchor.

Includes only open and operating Discount Stores and Supercenters at community and neighborhood shopping centers.  As a result, information presented may differ from the Company’s Supplemental Disclosure for the Quarter Ended June 30, 2003.

Market area is defined as 5 miles for shopping centers located in the top 25 MSAs / CMSAs; 10 miles for shopping centers located in non-top 25 MSAs / CMSAs; and 20 miles for shopping centers located in non-metropolitan markets.

Specialty grocers are accounted for within the top three grocersin their markets.   These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2003 Market Scope by Trade Dimensions, 2003 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

NON-WAL-MART ANCHORED SHOPPING CENTERS

	NUMBER OF SHOPPING CENTERS	PERCENT OF SHOPPING CENTERS	AVERAGE OCCUPANCY(1)	AVERAGE POPULATION DENSITY	AVERAGE HOUSEHOLD INCOME
NUMBER OF NON-WAL-MART ANCHORED SHOPPING CENTERS	325	91.5%	91%	158,602	$56,939
WAL-MART SUPERCENTER IN MARKET AREA	206	58.0%	91%	150,600	54,663
Grocery-anchored	128
Non-grocery anchored	65
Non-anchored	13
NO WAL-MART SUPERCENTER IN MARKET AREA	119	33.5%	91%	172,454	60,878
Grocery-anchored	75
Non-grocery anchored	37
Non-anchored	7

•                       Of the 325 New Plan shopping centers that are not anchored by Wal-Mart, 206 have a Wal-Mart Supercenter in their market area.

•                       Of the 119 New Plan shopping centers that do not have a Wal-Mart Supercenter in their market area, 75 are anchored by a grocer (57 of which are the #1, #2 or #3 grocer in their market).

(1)     Excludes redevelopment properties.

Market area is defined as 5 miles for shopping centers located in the top 25 MSAs / CMSAs; 10 miles for shopping centers located in non-top 25 MSAs / CMSAs; and 20 miles for shopping centers located in non-metropolitan markets.

Specialty grocers are accounted for within the top three grocersin their markets.  These grocers do not compete directly with mainstream grocers in each market due to their niche focus.

Source: 2003 Market Scope by Trade Dimensions, 2003 Grocery Industry Market Share Report by Chain Store Guide and Company estimates.

Source: GeoVue, Inc. and Applied Graphics Solutions, 5-mile trade area.

GROCERY-ANCHORED SHOPPING CENTERS SALES RELATIVE TO WAL-MART SUPERCENTERS IN MARKET AREA

GROCER SALES PER SF
Wal-Mart Supercenter In Market Area	$424
No Wal-Mart Supercenter In Market Area	466

•                       The 2002 average sales per square foot for New Plan grocery-anchored shopping centers that have a Wal-Mart Supercenter in their market area is $424.

DISTRIBUTION OF GROCERY-ANCHORED SHOPPING CENTERS WITH NO WAL-MART SUPERCENTER IN MARKET AREA

	NUMBER OF SHOPPING CENTERS	PERCENT IN MARKET
GROCERY-ANCHORED SHOPPING CENTERS	83	100.0%
Major Markets(1)	50	60.2%
Mid-Markets(2)	15	18.1%
Smaller Markets(3)	18	21.7%

•                       Approximately 60 percent of New Plan grocery-anchored shopping centers that do not have a Wal-Mart Supercenter in their market area are located in a major market.

(1)     MSAs / CMSAs ranked 1 - 25.

(2)     MSAs / CMSAs ranked 26 -100.

(3)     MSAs / CMSAs ranked greater than 100 and non MSAs / CMSAs.

Market area is defined as 5 miles for shopping centers located in the top 25 MSAs / CMSAs; 10 miles for shopping centers located in non-top 25 MSAs / CMSAs; and 20 miles for shopping centers located in non-metropolitan markets.

Grocer sales per square foot includes only properties reporting sales data for 2002 and excludes non-comparable stores.  Selling area for the New Plan grocers and chain-wide averages is 77 percent of gross floor area as defined by the Food Marketing Institute.